SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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A3 Alternative Income Fund

(Name of Registrant as Specified in Its Charter)

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A3 Alternative Income Fund

90 Madison Street, Suite 303

Denver, Colorado 80206

NOTICE OF ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

April 7, 2021

Dear Shareholder,

This notice is being furnished to the shareholders of the A3 Alternative Income Fund, a continuously offered, non-diversified, closed-end management investment company operating as an interval fund (the “Fund”), to inform shareholders of the approval of a new management agreement between A3 Financial Investments, LLC (the “Adviser”) and the Fund (the “New Management Agreement”).

As discussed in more detail in the Information Statement, at a special meeting of the Board held on March 23, 2021, the Board approved the New Management Agreement. Additionally, the holders of a majority of the Fund’s outstanding voting securities as of April 1, 2021 (the “Record Date”) approved the New Management Agreement via written consent, dated April 1, 2021.

The Board is not soliciting your proxy or consent in connection with the approval of the New Management Agreement. Pursuant to the regulations of the Securities and Exchange Commission, this Information Statement must be sent to shareholders at least 20 calendar days prior to the earliest date on which the New Management Agreement may take effect. This Information Statement will be distributed on or about April 15, 2021, to shareholders of record as of the Record Date. You are urged to read the Information Statement in its entirety for a description of the actions taken by shareholders representing a majority of the outstanding voting securities of the Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

Anthony R. Bosch

President

A3 Alternative Income Fund

A3 ALTERNATIVE INCOME FUND

90 Madison Street, Suite 303

Denver, Colorado 80206

___________

INFORMATION STATEMENT

___________

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

This Information Statement is furnished to the shareholders of A3 Alternative Income Fund, a continuously offered, non-diversified, closed-end management investment company operating as an interval fund and organized as a Delaware statutory trust (the “Fund”), to inform shareholders of the approval of a new management agreement between A3 Financial Investments, LLC (the “Adviser”) and the Fund (the “New Management Agreement”).

As discussed in more detail in the Information Statement, at a special meeting of the Board held on March 23, 2021, the Board approved the New Management Agreement. Additionally, the holders of a majority of the Fund’s outstanding voting securities as of April 1, 2021 (the “Record Date”) approved the New Management Agreement via written consent, dated April 1, 2021. This Information Statement will be distributed on or about April 15, 2021, to shareholders of record as of the Record Date.

The Fund’s most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling (877) 774-7724 or by visiting www.a3.financial

ITEM 1

APPROVAL OF A NEW MANAGEMENT AGREEMENT BETWEEN

A3 FINANCIAL INVESTMENTS, LLC AND THE FUND

Background

A3 Financial Investments LLC (the “Adviser”) has served as investment adviser to A3 Alternative Income Fund (the “Fund”) since its inception on September 30, 2019, pursuant to a Management Agreement dated August 27, 2019 (the “Original Management Agreement”). Prior to March 26, 2021 the Adviser was controlled in equal parts by each of its voting members: Anthony R. Bosch, Christian E. Aymond, Gregory L. Bell, Lars O. Soderberg and Kimberly Merriman. On March 26, 2021, the Adviser engaged in a recapitalization of its voting share class resulting in a change in the voting percentage of each of the voting members and, as a result, Christian E. Aymond and Anthony R. Bosch collectively are majority voting members (the “Transaction”). The Transaction did not result in any changes to the Fund’s investment objectives, principal strategies, or risks, and the portfolio managers remain the same. Further the Adviser believes that the Transaction will not result in any interruption or decrease in the quality of the services provided by the Adviser.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a change of more than 25% of the voting interests of an investment adviser constitutes a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction is presumed to constitute a “change in control” of the Adviser for purposes of the 1940 Act and caused the “assignment” and automatic termination of the Original Management Agreement, effective March 26, 2021.

At a special meeting of the Board of Trustees of the Fund (the “Board”) held on March 23, 2021, the Board, including a majority of Trustees who are not interested persons of the Fund or the Adviser (“Independent Trustees”) approved (i) an interim management agreement between the Adviser and the Fund (the “Interim Management Agreement”), as permitted by Rule 15a-4 under the 1940 Act, to take effect upon the completion of the Transaction, and (ii) a new management agreement between the Adviser and the Fund (the “New Management Agreement”), subject to shareholder approval, to take effect no sooner than 20 days after this Information Statement was sent to shareholders, which is anticipated to be on or about May 5, 2021 (the “Effective Date”).

The 1940 Act requires that advisory agreements, such as the New Management Agreement, be approved by a vote of a majority of the outstanding shares of the Fund. Pursuant to Article V, Section 4 of the Fund’s Agreement and Declaration of Trust, and the requirements of the 1940 Act, the holders of a majority of the Fund’s outstanding voting securities as of April 1, 2021 (the “Record Date”) approved the New Management Agreement by written consent dated April 1, 2021. The Interim Management Agreement allows the Adviser to manage the Fund during the period after the Transaction, but prior to the Effective Date.

The New Management Agreement is identical to the Original Management Agreement (including with respect to management fees), except that the date of execution, effectiveness, and expiration have been changed. The fees to be charged under the Interim Management Agreement are identical to the fees charged under the Original Management Agreement and New Management Agreement; however, any fees accrued under the Interim Management Agreement will be held in escrow until the Effective Date.

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In connection with the Original Management Agreement, the Fund and the Adviser entered into an operating expenses limitation agreement, under which the Adviser agreed to limit the Fund’s operating expenses (excluding certain expenses as described in more detail in the section entitled “The Management Agreement” below) to 1.95% per annum of the Fund’s average daily net assets. This expenses limitation agreement terminated automatically upon termination of the Original Management Agreement. At the March 23, 2021 meeting of the Board, the Board approved an operating expenses limitation agreement to cover the interim period, and an operating expenses limitation agreement in connection with the New Management Agreement, to remain in effect until at least January 31, 2022 (together, the “New Operating Expenses Limitation Agreements”). The New Operating Expenses Limitation Agreements have identical terms to the original agreement, except that the date of execution and effectiveness have changed.

The Management Agreement

The Board, including a majority of Independent Trustees, first approved the Original Management Agreement, dated August 27, 2019, at an in-person meeting held on July 17, 2019. The Original Management Agreement was last submitted for shareholder approval when it was approved by the Fund’s initial shareholders on August 29, 2019. Under the terms of the Original Management Agreement, Interim Management Agreement and the New Management Agreement, the Adviser is entitled to receive a management fee calculated at an annual rate of 1.50% of the Fund’s average daily net assets. For such compensation, the Adviser furnishes a continuous investment program for the Fund, including managing the investment and reinvestment of Fund assets and determining what investments will be purchased, held, sold or exchanged. Additionally, the Adviser is responsible for paying the salaries and expenses of its own employees and is responsible for paying all advertising, promotion and distribution expenses incurred in connection with the Fund’s shares, to the extent such expenses are not permitted to be paid by the Fund.

The Adviser and the Fund entered into an operating expenses limitation agreement under which the Adviser agreed, until at least January 31, 2022, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs), to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 1.95% per annum of the Fund’s average daily net assets. The New Operating Expenses Agreements contain the same expense limitation, and after the interim period, will remain in effect until at least January 31, 2022.

During the fiscal year ended September 30, 2020, the Adviser earned $97,815 in management fees under the Original Management Agreement. During the same period, the Adviser waived fees and absorbed expenses in the amount of $393,984.

The New Management Agreement will continue in effect for an initial period of two years from the Effective Date, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by a majority of the outstanding voting securities of the Fund or by vote of the Fund's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees of the Fund who are not parties to the New Management Agreement or "interested persons" of any party to the New Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. As with the Original Management Agreement, the New Management Agreement automatically terminates upon assignment and may be terminated: on sixty (60) days written notice at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by the Adviser.

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The New Management Agreement, Interim Management Agreement and Original Management Agreement provide that the investment adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the respective management agreement.

The New Management Agreement is attached as Exhibit A. You should read the New Management Agreement in its entirety. The description in this Information Statement of the New Management Agreement is only a summary.

Information Regarding the Adviser

The Adviser has its principal place of business at 90 Madison Street, Suite 303, Denver, Colorado 80206. The Adviser is a Colorado limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The name, address and principal occupation of the principal executive officer and each director or general partner of the Adviser are set out in the table below:

Name and Address*	Principal Occupation
Anthony R. Bosch	Managing Member, Chief Compliance Officer, Chief Operating Officer
Christian E. Aymond	Managing Member
Gregory L. Bell	Managing Member, Portfolio Manager
Lars O. Soderberg	Managing Member
Kimberly Merriman	Founding Member, Advisor
Matt DuPree	Chief Financial Officer, Treasurer

*	The address of each officer and director is 90 Madison Street, Suite 303, Denver, Colorado 80206.

The Adviser is majority owned and controlled by its voting members as described in the section entitled "Background".

Evaluation by the Board of Trustees

At a meeting of the Board held on March 23, 2021, the Board, including a majority of the Independent Trustees, considered the approval of the New Management Agreement and the Interim Management Agreement (together, the “Agreements”). In considering the approval of the Agreements, the Trustees received materials specifically relating to the Adviser and the Agreements.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the performance of funds and accounts managed by the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the aforementioned material factors to be considered in evaluating the Agreements and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Agreements.

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Nature, Extent and Quality of Services. The Board considered that the Adviser was formed in 2019 for the purpose of offering clients the opportunity to gain exposure to alternative and niche investment products. The Board considered that the Adviser provided investment analysis, asset management, trading and compliance services to the Fund, and utilized both qualitative and quantitative techniques in the asset selection process. The Board expressed satisfaction with the breadth and depth of knowledge and experience of the Adviser’s management team. The Board considered the compliance and risk mitigation procedures of the Adviser, noting that the Adviser had recently invested in a new compliance software. The Board discussed a recent regulatory exam undergone by the Adviser, noting that it had not resulted in any deficiencies. After discussion, the Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to perform its duties and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Performance. The Board noted that although the Fund performed mostly in line with its benchmark for the inception to date period (the Fund had a net return of 8.58% vs. 9.73% for the benchmark), the Fund lagged its benchmark for calendar year 2020 (the Fund had a net return of 4.88% vs 9.20% for the benchmark). The Board considered that the Fund produced positive absolute returns during both periods. The Board considered the Adviser’s statements that the Fund underperformed its benchmark during the fourth quarter of 2020 because the Fund was concentrated in certain asset classes, which the Adviser believed would perform in the long term. After further discussion, the Board agreed that the performance of the Fund was satisfactory, and the Adviser had produced reasonable results for the Fund and its shareholders.

Fees and Expenses. The Board noted that the Adviser’s management fee was 1.50%, which was in line with the median and average fee (excluding any incentive fees) of the Adviser-selected peer group. The Board considered that the net expense ratio for the Fund, which was 1.95% was lower than the peer group median and average, but higher than the Morningstar category median and average. The Board considered that, according to the Adviser, the peer group appeared to provide a better comparison with similar funds than did the Morningstar category. The Board acknowledged that the Adviser may incur interest on borrowed funds which would increase its expense ratio to approximately 2.95%, however, 2.95% was still below the peer group median and average expense ratio. The Board considered that as of the Fund’s most recent annual update dated December 22, 2020, the expense ratio for the Fund, including acquired fund fees and expenses, was 3.21% after fee waiver and reimbursement. The Board concluded that the Adviser’s management fee and the Fund’s expense ratio were not unreasonable.

Profitability. The Board discussed that the Adviser did not derive any profits from managing the Fund. The Board concluded that excessive profitability from the Adviser’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Board noted that economies of scale had not yet been reached for the Fund. The Board discussed future opportunities for breakpoints as the assets of the Fund grew.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Management Agreement and the New Management Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Interim Management Agreement and the New Management Agreement was in the best interests of the Fund and its future shareholders.

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OTHER INFORMATION

Operation of the Fund

The Fund is a continuously offered, non-diversified, closed-end management investment company operating as an interval fund and organized as a Delaware statutory trust. The Fund’s principal executive offices are located at 90 Madison Street, Suite 303, Denver, Colorado 80206, and its telephone number is (877) 774-7724. The Board supervises the business activities of the Fund. Like other investment companies, the Fund retains various organizations to perform specialized services. The Fund currently retains A3 Financial Investments, LLC as the investment adviser. Foreside Financial Services, LLC located at 3 Canal Plaza Suite 100, Portland, ME 04101, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares. UMB Fund Services, Inc., located at 235 W. Galena Street, Milwaukee, WI 53212-3948, serves as Administrator to the Fund.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to A3 Alternative Income Fund, 90 Madison Street, Suite 303, Denver, Colorado 80206. Shareholder proposals may also be raised from the floor at a shareholder meeting without prior notice to the Fund.

Rights of Appraisal

The shareholders of the Fund have no appraisal rights in connection with the actions described in this information statement.

Voting Securities

As of the Record Date there were 1,140,819.081 shares of beneficial interest in the Fund issued and outstanding.

Security Ownership of Management and Certain Beneficial Owners

As of the Record Date the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address*	Amount	Percentage
Anthony R. Bosch	363,390.165	31.85%
Christian E. Aymond	177,125.193	15.53%
Lars O. Soderberg	105,524.493	9.25%

*	The address of each beneficial owner is 90 Madison Street, Suite 303, Denver, Colorado 80206.

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As of the Record Date the Trustees and officers, as a group, beneficially owned 59.21% of the outstanding shares of the Fund.

Delivery of Documents

If you and another shareholder share the same address, the Fund may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Information Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at (877) 774-7724.

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EXHIBIT A

MANAGEMENT AGREEMENT

TO:	A3 Financial Investments, LLC

90 Madison Street, Suite 303

Denver, Colorado 80206

Dear A3 Financial Investments, LLC ("you" or the "Manager"):

A3 Alternative Income Fund (the "Trust" or "Fund") is a closed-end management investment company that is operated as an interval fund and established as a Delaware statutory trust.

You have been selected to act as the sole investment manager of the Trust and to provide certain other services, as set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the "Act"), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any Trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation will be paid by the Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund's shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund is responsible for the payment of its own operating expenses, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any Fund services; clerical and shareholder service staff salaries; office space and other office expenses; Fund fees and expenses incurred in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred in connection with the organization and initial registration of Fund shares; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of Fund shares; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of Fund shares that the Fund is authorized to pay pursuant to any servicing plan; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on its average daily net assets at an annual rate of 1.50%.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund, as last determined, shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker's or dealer's sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund's portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund's portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.	PROXY VOTING

You will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin with respect to the Fund on the date on which the Agreement is executed, and shall continue in effect with respect to the Fund for a period of two (2) years from the date of execution. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term "A3 Alternative Income Fund" means and refers to the Trustees from time to time serving under the Trust's Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all records which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust's request. You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION

(a)       This Agreement shall be governed by the laws of the State of Delaware.

(b)       For the purpose of this Agreement, the terms "assignment," "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

(c)       Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 90 Madison Street, Suite 303, Denver, Colorado 80206.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund's portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

A3 ALTERNATIVE INCOME FUND

By:
Name:
Title:
Date:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

A3 FINANCIAL INVESTMENTS, LLC

By:
Name:
Title:
Date:

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